YADKIN FINANCIAL CORPORATION + VantageSouth BANCSHARES, INC.

NASDAQ: YDKN

NYSE: VSB

# Q1 2014 Investor Presentation

March 2014

# Cautionary statement regarding forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements involve a number of risks and uncertainties.

VantageSouth Bancshares, Inc. ("Vantage") and Yadkin Financial Corporation ("Yadkin") caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Vantage and Yadkin, Vantage's and Yadkin's plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Vantage's and Yadkin's filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite shareholder approvals; the risk that Vantage and Yadkin may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the risk that a condition to the closing of Vantage's private placement may not be satisfied; the timing to consummate the proposed merger; the risk that the business will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the "Risk Factors" section of each of Vantage's and Yadkin's most recent Annual Report on Form 10-K filed with the SEC and their respective quarterly reports filed on Form 10-Qs and current reports on Form 8-K. Each forward-looking statement speaks only as of the date of the particular statement and except as may be required by law, neither Vantage nor Yadkin undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

# VantageSouth financial performance

**Core Pre-Tax, Pre-Provision Net Income**



$8,000
$6,000
$4,000
$2,000
$0
$1,465
$1,248
$5,981
$6,238
$6,840
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

**Q / Q Loan Growth (Annualized)**



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
13.2%
16.4%
24.0%
8.9%
10.7%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

**Efficiency Ratio***



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
85.6%
82.6%
75.9%
74.5%
71.9%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

**Net Interest Margin**



5.00%
4.50%
4.00%
3.50%
3.00%
4.37%
4.24%
4.67%
4.39%
4.31%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

Source: SNL Financial
*Efficiency ratio calculation excludes impact of acquisition gains and merger and conversion costs

# VantageSouth Q4 earnings

## VantageSouth Q4 Operating Highlights

- Core pre-tax, pre-provision earnings approximately $6.8 million in Q4; up from $6.2 million in Q3
- Net income in Q4 was $3.3 million, which was an improvement from $1.5 million in Q3
- Government-guaranteed, small business lending income increased to $1.9 million in Q4 from $1.5 million in Q3
  - VSB was named the top small business lender in North Carolina by the U.S. Small Business Association
- Operating efficiency ratio improved to 71.9% in Q4, down from 74.5% in Q3
- Net interest margin of 4.31% in Q4, down from 4.39% in Q3

| ($ in thousands) | 2012Q4 | 2013Q1 | 2013Q2 | 2013Q3 | 2013Q4 |
|---|---|---|---|---|---|
| Net interest income | $ 10,175 | $ 9,944 | $ 20,428 | $ 19,906 | $ 19,811 |
| Provision for loan losses | 1,167 | 1,940 | 1,492 | 1,280 | 757 |
| Net interest income after provision | 9,008 | 8,004 | 18,936 | 18,626 | 19,054 |
| Service charges and fees | $ 508 | $ 515 | $ 1,525 | $ 1,512 | $ 1,407 |
| Securities gains (losses), net | 603 | 1,092 | 123 | - | - |
| Mortgage loan and related fees | 771 | 391 | 1,096 | 310 | 468 |
| SBA loan and related fees | 1,718 | 1,119 | 1,058 | 1,525 | 1,884 |
| Other noninterest income | 533 | 345 | 1,053 | 1,190 | 794 |
| Noninterest income | 4,133 | 3,462 | 4,855 | 4,537 | 4,553 |
| Salaries and employee benefits | $ 6,588 | $ 5,991 | $ 11,009 | $ 10,034 | $ 9,452 |
| Occupancy | 1,321 | 1,547 | 2,408 | 2,497 | 2,600 |
| Other noninterest expense | 4,331 | 3,528 | 5,762 | 5,674 | 5,472 |
| Noninterest expense | 12,240 | 11,066 | 19,179 | 18,205 | 17,524 |
| **Income before taxes & M&A costs** | **$ 901** | **$ 400** | **$ 4,612** | **$ 4,958** | **$ 6,083** |
| Gain on acquisitions | - | - | 7,809 | - | - |
| Merger & conversion costs | 2,114 | 1,601 | 11,961 | 477 | 599 |
| **Income before taxes** | **(1,213)** | **(1,201)** | **460** | **4,481** | **5,484** |
| Tax expense (benefit) | (3,326) | (395) | (2,808) | 2,997 | 2,220 |
| **Net Income (loss)** | **$ 2,113** | **$ (806)** | **$ 3,268** | **$ 1,484** | **$ 3,264** |
| Dividends & accretion on preferred stock | 368 | 369 | 705 | 708 | 711 |
| **Net income (loss) to cmn. shareholders** | **$ 1,745** | **$ (1,175)** | **$ 2,563** | **$ 776** | **$ 2,553** |
| **Net income (loss) to cmn. per share** | **$ 0.05** | **$ (0.03)** | **$ 0.06** | **$ 0.02** | **$ 0.06** |
| **Core pre-tax, pre-provision earnings** | **$ 1,465** | **$ 1,248** | **$ 5,981** | **$ 6,238** | **$ 6,840** |
| Efficiency Ratio* | 85.6% | 82.6% | 75.9% | 74.5% | 71.9% |

Source: SNL Financial

*Efficiency ratio calculation excludes impact of acquisition gains and merger and conversion costs

# VantageSouth balance sheet

## VantageSouth Q4 Balance Sheet Highlights

- Q4 loan growth of $36 million or 10.7% annualized
  - Loan originations and commitments totaled $164.6 million in Q4
  - SBA loan originations totaled $21.5 million in Q4, and $18.5 million of SBA loans were sold in Q4
- Non-interest bearing deposits increased $11.9 million in Q4, or 22.8% annualized
- Tangible book value per share increased $0.03 in the quarter to $3.42

| ($ in thousands) | 2013Q3 | 2013Q4 | QTD Change $ | QTD Change % |
|---|---|---|---|---|
| **Assets:** | | | | |
| Cash and due from banks | 37,681 | 29,080 | (8,601) | |
| Fed funds & interest bearing deposits | 47,954 | 71,699 | 23,745 | |
| Investment securities | 404,108 | 404,888 | 780 | |
| Loans held for sale | 7,216 | 8,663 | 1,447 | |
| Loans, net of unearned income | 1,353,550 | 1,389,666 | 36,116 | 10.7% |
| Less: Allowance for loan losses | (7,034) | (7,043) | (9) | |
| Premises and equipment, net | 42,306 | 44,875 | 2,569 | |
| Other real estate | 11,806 | 10,823 | (983) | |
| Other assets | 148,564 | 167,297 | 18,733 | |
| **Total Assets** | **2,046,151** | **2,119,948** | **73,797** | |
| Non-interest bearing deposits | 208,736 | 220,659 | 11,923 | 22.8% |
| Interest bearing dem and deposits | 339,973 | 351,921 | 11,948 | 14.1% |
| Savings & money market deposits | 458,214 | 467,814 | 9,600 | 8.4% |
| Time deposits | 615,616 | 634,915 | 19,299 | 12.5% |
| Total deposits | 1,622,539 | 1,675,309 | 52,770 | 13.0% |
| Accrued expenses & other liabilities | 16,259 | 12,919 | (3,340) | |
| Short-term borrowings | 100,500 | 126,500 | 26,000 | |
| Long-term debt | 75,880 | 72,921 | (2,959) | |
| **Total Liabilities** | **1,815,178** | **1,887,649** | **72,471** | |
| Preferred stock | 42,609 | 42,785 | 176 | |
| Common stock | 188,364 | 189,514 | 1,150 | |
| **Total Equity** | **230,973** | **232,299** | **1,326** | |
| **Total Liabilities & Equity** | **2,046,151** | **2,119,948** | **73,797** | |
| Tangible book value / share | **$ 3.39** | **$ 3.42** | **$ 0.03** | |

Source: SNL Financial

# Yadkin Financial financial performance

### Core Pre-Tax, Pre-Provision Net Income



$9,000
$6,000
$3,000
$0
($3,000)
($6,000)
($3,769)
$7,491
$6,817
$6,958
$6,889
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

### Core ROAA & ROATCE



Core ROAA
Core ROATCE
2.00%
1.50%
1.00%
0.50%
0.00%
20.0%
15.0%
10.0%
5.0%
0.0%
NM
13.5%
12.5%
12.5%
17.2%
1.02%
0.99%
1.02%
1.44%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

### Efficiency Ratio*



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
86.6%
66.4%
66.6%
63.5%
62.8%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

### Net Interest Margin



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.28%
3.57%
3.90%
3.93%
4.04%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4

Source: SNL Financial

*Efficiency ratio is calculated by taking noninterest expense less the amortization of intangibles and gains on sale of OREO, as a percentage of total taxable equivalent net interest income and noninterest income less gains on sale of securities, gains (losses) on sale of loans, gains on sale of branch and other than temporary impairment of investments

# Yadkin Financial Q4 earnings

## Yadkin Financial Q4 Operating Highlights

- Net income available to common shareholders for the fourth quarter of 2013 was $4.2 million,
  - Consistent financial performance over last four quarters at $0.30 per diluted share
- Mortgage income of $1.2 million in Q4 2013, and $8.7 million for 2013
- Average net interest margin for Q4 was 4.04%, an increase of 11bps compared to Q3
  - Highest net interest margin in the last eight quarters
- Operating efficiency ratio improved to 62.8% in Q4 from 63.5% in Q3

| ($ in thousands) | 2012Q4 | 2013Q1 | 2013Q2 | 2013Q3 | 2013Q4 |
|---|---|---|---|---|---|
| Net interest income | $ 14,745 | $ 15,052 | $ 16,121 | $ 16,136 | $ 16,749 |
| Provision for loan losses | 31,554 | 237 | 55 | 40 | (3,017) |
| Net interest income after provision | (16,809) | 14,815 | 16,066 | 16,096 | 19,766 |
| Service charges and fees | $ 2,384 | $ 2,196 | $ 2,718 | $ 2,595 | $ 2,330 |
| Securities gains (losses), net | 96 | 4 | 272 | 253 | (2,884) |
| Mortgage loan and related fees | 1,448 | 3,288 | 2,546 | 1,713 | 1,162 |
| Other noninterest income | 209 | 170 | 275 | 510 | 372 |
| Noninterest income | 4,137 | 5,658 | 5,811 | 5,071 | 980 |
| Salaries and employee benefits | $ 6,935 | $ 7,389 | $ 7,953 | $ 7,780 | $ 7,854 |
| Occupancy | 1,562 | 1,815 | 1,951 | 2,001 | 2,049 |
| Other noninterest expense | 14,058 | 4,011 | 4,939 | 4,215 | 3,821 |
| Noninterest expense | 22,555 | 13,215 | 14,843 | 13,996 | 13,724 |
| **Income before taxes & nonrecurring items** | **$ (35,227)** | **$ 7,258** | **$ 7,034** | **$ 7,171** | **$ 7,022** |
| Nonrecurring Revenue | (3,151) | (1) | 373 | 310 | 202 |
| Nonrecurring Expense | 153 | - | - | 154 | (12) |
| **Income before taxes** | **(38,531)** | **7,257** | **7,407** | **7,327** | **7,236** |
| Tax expense (benefit) | (14,632) | 2,608 | 2,598 | 2,616 | 2,579 |
| **Net Income (loss)** | **$ (23,899)** | **$ 4,649** | **$ 4,809** | **$ 4,711** | **$ 4,657** |
| Dividends & accretion on preferred stock | 1,419 | 445 | 590 | 421 | 421 |
| **Net income (loss) to cmn. shareholders** | **$ (25,318)** | **$ 4,204** | **$ 4,219** | **$ 4,290** | **$ 4,236** |
| **Net income (loss) to cmn. per share** | **$ (3.63)** | **$ 0.30** | **$ 0.30** | **$ 0.30** | **$ 0.30** |
| **Core pre-tax, pre-provision earnings** | **$ (3,769)** | **$ 7,491** | **$ 6,817** | **$ 6,958** | **$ 6,889** |
| Efficiency Ratio* | 86.6% | 66.4% | 66.6% | 63.5% | 62.8% |

Source: SNL Financial
*Efficiency ratio is calculated by taking noninterest expense less the amortization of intangibles and gains on sale of OREO, as a percentage of total taxable equivalent net interest income and noninterest income less gains on sale of securities, gains (losses) on sale of loans, gains on sale of branch and other than temporary impairment of investments

# Yadkin Financial balance sheet

## Yadkin Financial Q4 Balance Sheet Highlights

- Q4 loan growth of $25.3 million or 7.6% annualized
  - Third consecutive quarter of loan growth
- Total deposits increased $27.1 million in Q4, or 7.3% annualized
  - Core deposits represent 63.3% of total deposits
- Nonperforming assets decreased for the fifth consecutive quarter, ending the quarter at 1.03% of total assets
- Tangible book value per share increased $0.39 in the quarter to $10.71

| ($ in thousands) | 2013Q3 | 2013Q4 | QTD Change $ | QTD Change % |
|---|---|---|---|---|
| **Assets:** | | | | |
| Cash and due from banks | 32,417 | 32,226 | (191) | |
| Fed funds & interest bearing deposits | 6,710 | 8,769 | 2,059 | |
| Investment securities | 328,690 | 288,922 | (39,768) | |
| Loans held for sale | 12,632 | 18,913 | 6,281 | |
| Loans, net of unearned income | 1,333,437 | 1,358,746 | 25,309 | 7.6% |
| Less: Allowance for loan losses | (21,014) | (18,063) | 2,951 | |
| Premises and equipment, net | 41,050 | 40,698 | (352) | |
| Other real estate | 2,989 | 3,267 | 278 | |
| Other assets | 76,606 | 72,570 | (4,036) | |
| **Total Assets** | **1,813,517** | **1,806,048** | **(7,469)** | |
| Non-interest bearing deposits | 266,951 | 267,596 | 645 | 1.0% |
| NOW, Savings & money market deposits | 676,502 | 693,558 | 17,056 | 10.1% |
| Time deposits | 547,883 | 557,269 | 9,386 | 6.9% |
| Total deposits | 1,491,336 | 1,518,423 | 27,087 | 7.3% |
| Accrued expenses & other liabilities | 12,229 | 13,920 | 1,691 | |
| Short-term borrowings | 131,080 | 89,214 | (41,866) | |
| **Total Liabilities** | **1,634,645** | **1,621,557** | **(13,088)** | |
| Preferred stock | 28,339 | 28,339 | 0 | |
| Common stock | 150,533 | 156,152 | 5,619 | |
| **Total Equity** | **178,872** | **184,491** | **5,619** | |
| **Total Liabilities & Equity** | **1,813,517** | **1,806,048** | **(7,469)** | |
| Tangible book value / share | $ 10.32 | $ 10.71 | $ 0.39 | |

Source: SNL Financial

# Strategic rationale

**Strategically Compelling**

- Largest community bank in North Carolina with $4 billion in assets and a statewide presence, based in one of the strongest U.S. growth markets
  - Significant presence in Raleigh and Charlotte
- Complementary business lines drive diversified revenue stream
  - Leading North Carolina community bank in SBA lending, mortgage lending, and wealth management
- Both banks in good regulatory standing

**Financially Attractive**

- Greater than 15% EPS accretion
- TBV accretive in approximately 2 years
- IRR of approximately 20%
- Conservative cost saves (8% of pro forma company after realization of standalone cost save initiatives)
- No revenue synergies assumed in pro forma results but substantial opportunities identified
- Strong pro forma capital ratios and repayment of TARP provide capital flexibility

**Low Risk Profile**

- Extensive pre-announcement discussions and similar cultures will support smooth integration
- Comprehensive due diligence process, including thorough two-way loan review (discussions and diligence over several months)
- ~78% of combined loan portfolio has been marked-to-market
- Enhanced management team combines strengths from both organizations
- Converting to VSB technology platform; 5th merger integration in last four years

# Overview of transaction terms

| | |
|---|---|
| **Transaction:** | VantageSouth Bancshares, Inc. merger with and into Yadkin Financial Corporation |
| **Legal Acquiror:** | Yadkin Financial Corporation |
| **Accounting Acquiror:** | VantageSouth Bancshares, Inc. |
| **Consideration:** | 0.3125x shares of YDKN common stock for each share of VSB common stock; 100% stock |
| **Transaction Value(1):** | $5.41 per share or $299 million |
| **Concurrent Transaction:** | Piedmont Community Bank Holdings, Inc. merger with and into Yadkin Financial Corporation |
| **Headquarters:** | Raleigh, NC (Holding Company); Statesville, NC (Bank) |
| **Ownership Split:** | 45.5% VSB / 45.4% YDKN / 9.1% new investors |
| **Management:** | Senior management team to be comprised of an equal number of executives from both banks |
| **Board Composition:** | 7 VSB / 7 YDKN |
| **Capital:** | $47 million common equity offering to repay TARP |
| **Required Approvals:** | Customary regulatory and shareholder approvals of both VSB and YDKN shareholders |
| **Expected Closing:** | Late Q2 2014 |

(1) Based on YDKN's closing price of $17.31 as of 1/24/2014; transaction value includes VSB $47 million common equity offering priced at $5.10 per share

# Strong proposed combined management team



Selected Management From Yadkin
Selected Management From VantageSouth
Board of Directors
7 VSB / 7 YDKN
Joseph H. Towell
Executive Chairman
Scott M. Custer
Chief Executive Officer
Laura Blalock
Chief Human Resources Officer
Steven W. Jones
President
William Mark DeMarcus Sr.
Chief Operating Officer
Terry S. Earley
Chief Financial Officer
Edwin H. Shuford
Chief Credit Officer

# Largest community bank in North Carolina

## North Carolina Retail Deposit Market Share*

| Rank | Institution (ST) | Number of Branches | Deposits ($mm) | Market Share |
|---|---|---|---|---|
| 1 | BB&T Corp. (NC) | 365 | $24,937 | 19.1% |
| 2 | Wells Fargo & Co. (CA) | 335 | 23,825 | 18.3 |
| 3 | First Citizens BancShares Inc. (NC) | 264 | 13,717 | 10.5 |
| 4 | Bank of America Corp. (NC) | 182 | 10,870 | 8.3 |
| 5 | PNC Financial Services Group (PA) | 156 | 8,242 | 6.3 |
| 6 | SunTrust Banks Inc. (GA) | 160 | 7,143 | 5.5 |
| | **Pro Forma** | **75** | **3,053** | **2.3** |
| 7 | BNC Bancorp (NC) | 37 | 2,822 | 2.2 |
| 8 | First Bancorp (NC) | 81 | 2,466 | 1.9 |
| 9 | Fifth Third Bancorp (OH) | 59 | 2,338 | 1.8 |
| 10 | Capital Bank Finl Corp (FL) | 53 | 1,978 | 1.5 |
| 11 | NewBridge Bancorp (NC) | 41 | 1,823 | 1.4 |
| 12 | CommunityOne Bancorp (NC) | 54 | 1,813 | 1.4 |
| 13 | Southern BancShares (NC) (NC) | 68 | 1,674 | 1.3 |
| **14** | **VantageSouth Bancshares (NC)** | **45** | **1,655** | **1.3** |
| **15** | **Yadkin Financial Corporation (NC)** | **30** | **1,398** | **1.1** |

## Market Highlights

- Transaction creates the largest community bank in North Carolina, which is one of the most attractive markets in the U.S.
  - 4th largest bank headquartered in North Carolina

<u>North Carolina:</u>

- 4th Best State for Business 2013 (Forbes)
- Ranked #2 for best business climate for 2013 (Site Selection Magazine)
- Headquarters for 14 Fortune 500 companies
  - 8 in Charlotte MSA; 2 in Raleigh-Cary MSA
- The #1 state for corporate relocations and has been for 8 of the past 9 years (Site Selection Magazine)

Source: SNL Financial, Forbes, and Site Selection Magazine
* Deposit data as of 6/30/2013; pro forma for pending transactions; excludes money center deposits; money center deposits assumed to be branches with greater than $1.0 billion in deposits

# Statewide community banking franchise



Cherokee
Graham
Clay
Macon
Jackson
Swain
Haywood
Madison
Buncombe
McDowell
Rutherford
Polk
Henderson
Transylvania
Caldwell
Burke
Catawba
Lincoln
Cleveland
Gaston
Mecklenburg
Union
Cabarrus
Iredell
Davie
Rowan
Davidson
Randolph
Guilford
Rockingham
Caswell
Person
Orange
Durham
Alamance
Chatham
Wake
Johnston
Harnett
Lee
Moore
Hoke
Cumberland
Sampson
Robeson
Bladen
Columbus
Brunswick
Pender
Duplin
Onslow
Jones
Carteret
Craven
Pamlico
Beaufort
Hyde
Tyrrell
Dare
Washington
Pitt
Greene
Lenoir
Wayne
Wilson
Nash
Edgecombe
Halifax
Northampton
Warren
Vance
Granville
Franklin
Hertford
Gates
Camden
Currituck
Perquimans
Bertie
Wilkes
Ashe
Alleghany
Watauga
Yadkin
Surry
Stokes
Forsyth
Stanly
Montgomery
Richmond
Anson
Scotland
Cherokee
York
Spartanburg
Greenville
Pickens
Oconee
Anderson
Laurens
Union
Chester
Lancaster
Chesterfield
Marlboro
Dillon
Darlington
Kershaw
Fairfield
Newberry
Abbeville
Greenwood
Saluda
McCormick
Edgefield
Lexington
Richland
Lee
Sumter
Florence
Marion
Horry
Calhoun
Clarendon
Williamsburg
Georgetown
Aiken
Orangeburg
Barnwell
Bamberg
Dorchester
Berkeley
Allendale
Colleton
Hampton
Charleston
Jasper
Beaufort
VSB (45)
YDKN (33)
Projected Population Growth > National Average (3.47%)
VSB / YDKN DMS Rank 3 or Better
DMS Rank 3 or Better + PPG > National Average (3.47%)

| Pro Forma Financial Highlights | |
|---|---|
| Branches: | 78 |
| Assets: | $4.0 billion |
| Loans: | $2.8 billion |
| Deposits: | $3.2 billion |
| Market Cap.* | $616 million |

Source: SNL Financial
Financial data as of 9/30/2013; Pro forma figures exclude purchase accounting adjustments
*Pro forma market capitalization based on 2/27/2014 closing prices

# Deep presence in attractive North Carolina markets

| | MSAs Raleigh-Cary | MSAs Durham-Chapel Hill | MSAs Charlotte-Gastonia | North Carolina | United States |
|---|---|---|---|---|---|
| **Market Statistics:** | | | | | |
| Population | 1,177,361 | 521,014 | 2,281,912 | 9,759,332 | 313,129,017 |
| **Proj. Pop. Growth ('12-'17)** | **12.9%** | **7.0%** | **8.2%** | **6.2%** | **3.5%** |
| Median HHI | $56,678 | $47,359 | $50,588 | $42,900 | $50,157 |
| Proj. HHI Growth ('12-'17) | 12.5% | 15.9% | 11.3% | 18.5% | 13.4% |
| **Combined Franchise:** | | | | | |
| Deposits ($mm) | $611 | $144 | $681 | $3,053 | $3,163 |
| Number of Branches | 10 | 3 | 18 | 75 | 78 |
| Deposit Market Share | 2.62% | 1.94% | 0.32% | 0.88% | 0.04% |
| Market Share Rank | 7 | 9 | 8 | 7 | 154 |
| **Community Bank Rank*** | **1** | **3** | **2** | **1** | **77** |

**Charlotte-Gastonia MSA**


Charlotte
Gastonia
Concord
Hickory
Newton
Lexington
Stanley
York
Fort Mill
Matthews
Monroe
Kannapolis
Harrisburg

**Raleigh-Cary / Durham-Chapel Hill MSA**


Durham
Raleigh
Cary
Chapel Hill
Morrisville
Apex
Wake Forest

SNL Financial, Bloomberg, MSN Real Estate, Forbes, Site Selection Magazine. Deposit data as of 6/30/2013; pro forma for pending transactions, includes all US banks and thrifts.
*Community banks defined as US banks and thrifts less than $10 billion in assets

YADKIN FINANCIAL CORPORATION

VantageSouth BANCSHARES, INC.

# Top demographics among North Carolina community banks

| Deposit-Weighted Market Demographics<br>Company | Ticker | Branches (actual) | Deposits (actual) | Market Population (actual) | 2010-2012 Population Change (%) | Projected Population Change (%) | Median HH Income (actual) |
|---|---|---|---|---|---|---|---|
| VantageSouth Bancshares, Inc. | VSB | 45 | 1,655,149 | 7,241,888 | 2.87 | 7.67 | 48,043 |
| Park Sterling Corporation | PSTB | 44 | 1,604,238 | 6,573,810 | 2.45 | 6.21 | 45,342 |
| NewBridge Bancorp | NBBC | 41 | 1,823,385 | 5,563,108 | 2.21 | 6.22 | 43,845 |
| Yadkin Financial Corp. | YDKN | 33 | 1,507,690 | 3,749,963 | 2.16 | 5.33 | 42,931 |
| First Bancorp | FBNC | 96 | 2,823,391 | 8,679,913 | 2.34 | 5.26 | 38,571 |
| BNC Bancorp | BNCN | 46 | 3,133,398 | 8,168,079 | 2.20 | 5.62 | 44,160 |
| CommunityOne Bancorp | COB | 54 | 1,812,821 | 4,414,537 | 1.7 | 4.11 | 41,154 |
| | Mean | 51 | 2,051,439 | 6,341,614 | 2.28 | 5.77 | 43,435 |
| | Median | 45 | 1,812,821 | 6,573,810 | 2.21 | 5.62 | 43,845 |
| Pro Forma (1) | | 78 | 3,162,839 | 10,991,851 | 2.53 | 6.55 | 45,606 |
| | Rank | 2 | 1 | 1 | 1 | 1 | 1 |
| VantageSouth Bancshares, Inc. | | 4 | 5 | 3 | 1 | 1 | 1 |
| Yadkin Financial Corp. | | 7 | 7 | 7 | 6 | 5 | 5 |

Source: SNL Financial; deposit data as of 6/30/2013
(1) Pro forma population change, projected population change, median household income, and projected median household income are deposit weighted

# Business line strengths and expansion opportunities

## SBA Lending

- Complementary business lines
- VSB is #1 SBA lender in North Carolina; #2 in Virginia
- Opportunity to leverage across YDKN's footprint

## Mortgage Origination

- Complementary business lines
- Strong cross-selling opportunities and fee income

**Specialized Revenue Drivers**

## Builder Finance

- $139 million in VSB origination from standing start in January 2013
- Opportunity to leverage across YDKN's mortgage footprint

## Wealth Management

- YDKN has approximately $200 million in AUM
- Opportunity to leverage across VSB's footprint

# Comprehensive due diligence process

## Due Diligence Highlights

- Comprehensive two-way due diligence process including core systems, legal, credit, accounting, tax, and HR
- Thorough credit due diligence review conducted by both internal teams and two third-party credit review firms
  - 100% of loans $1.0 million or greater
  - All watch-list loans with exposures over $850,000
  - Top loans in each call code category
- Focused on reviewing loan categories with historically higher loss rates, including land (lots, A&D), residential construction, HELOC, and non-owner occupied CRE
- Analysis of HELOC portfolio using refreshed credit scores
- YDKN completed comparable diligence on VSB
  - Internal YDKN credit team and third-party credit review firm achieved 66% loan coverage
  - Focused scrutiny of SBA, Builder Finance, large-dollar CRE, and participation originations
  - Review of OREO holdings and inspections by YDKN of selected properties

## Credit Mark – YDKN Loan Portfolio

| | 9/30/13 Balance ($mm) | Gross Mark (%) | Gross Mark ($mm) |
|---|---|---|---|
| Total Loans | $1,333.4 | 3.7% | $50.0 |
| OREO | 3.0 | 20.1% | 0.6 |
| Total Loans & OREO | $1,336.4 | 3.8% | $50.6 |
| Net Charge-Offs Since 12/31/07 | | | $140.5 |
| Disclosed OREO Costs Since 12/31/07 | | | 23.5 |
| Cumulative Losses | | | $163.9 |
| 12/31/07 Loan Balance | | | $1,291.7 |
| **Cumulative Losses as % of 12/31/07 Loans** | | | **16.6%** |

## Other Estimated Fair Market Value Adjustments – YDKN

- Trust preferred securities mark-down of $16.7 million (net asset value write-up)
- Deposit mark-up of $4.2 million (net asset value write-down)
- Securities mark-down of $2.5 million (net asset value write-down)

Source: SNL Financial

# Pro forma financial impact

| Assumptions | Pro Forma Analysis |
|---|---|

## Assumptions

- Earnings estimates based on First Call consensus
- Gross credit mark of 3.8%, $50.6 million
- One-time merger related expenses of $23.2 million (pre-tax)
- Cost savings expected to be 8% of combined non-interest expense base after realization of standalone cost save initiatives ($10.0 million pre-tax)
  - 50% realized in 2014, 100% realized by end of 2015
- Revenue synergies identified but not included in modeling
- Core deposit intangible of 1.25% of non-time deposits, amortized straight-line over 10 years
- $47 million common equity offering priced at $5.10 per share
- VSB TARP repaid in Q1 2014
- Projected close late Q2 2014

## Pro Forma Analysis

- Financial Impact:
  - **Over 15% accretive to both parties**
  - **Single-digit TBV dilution**
  - TBV accretive in 2 years
  - IRR of approximately 20%
- Balance Sheet at Close:
  - Assets: $4.0 billion
  - Loans: $2.8 billion
  - Deposits: $3.2 billion
- Capital Ratios at Close:
  - TCE / TA: 8.8%
  - Tier 1 Leverage: 8.8%
  - Tier 1 Capital: 10.6%
  - Total RBC: 12.3%
  - Combined earnings of pro forma company will accelerate DTA utilization

Note: Basel III pro forma capital ratios: Leverage Ratio: 8.6%, Common Equity Tier 1 Ratio: 8.9%, Tier 1 Capital Ratio: 10.5%, Total Capital Ratio: 12.1%

# Comparable group trading analysis

## Price / Tangible Book Value

Pro Forma Profitability:
2015 ROAA: > 1%
2015 ROAE: > 9%



Comparable Bank Average Price / Tang. Book = 2.50x
1.47x
1.72x
1.78x
1.81x
1.84x
1.97x
2.24x
2.26x
2.51x
2.63x
2.78x
3.82x
4.26x
UCBI
UBSH
VSB
YDKN
SFNC
WSBC
CHCO
UBSI
RNST
PNFP
SCBT
OZRK
HOMB

## Price / 2015 Estimated EPS*



Comparable Bank Average Price / 2015 EPS* = 14.3x
11.9x
12.4x
12.8x
12.9x
13.2x
13.2x
13.5x
14.0x
14.3x
15.8x
17.0x
18.7x
WSBC
YDKN
UBSH
SFNC
CHCO
UCBI
SCBT
RNST
UBSI
PNFP
HOMB
OZRK

Source: SNL Financial
Peers includes Southeast institutions with assets between $3.0 - $10.0 billion, NPAs / Assets less than 3.0% and LTM ROAA greater than 0.50%: CHCO, HOMB, OZRK, PNFP, RNST, SCBT, SFNC, UBSH, UBSI, UCBI and WSBC
Trading multiples based on closing prices as of 2/27/2014
*Mean consensus EPS estimates as compiled by FactSet

# Pro forma loans & deposits

## Diversified Loan Portfolio – 12/31/2013

**VantageSouth Bancshares**



Consumer & Other 3.1%
C&D 14.0%
Residential RE 14.0%
Multifamily 5.7%
Home Equity 6.8%
Non-Owner Occ. CRE 22.1%
Owner Occ. CRE 17.8%
C&I 16.6%

**$1.4bn Loans**
**5.81% Yield on Loans**

**Yadkin Financial Corporation (1)**



Consumer & Other 3.3%
C&D 12.2%
Residential RE 14.0%
Multifamily 3.0%
Home Equity 14.1%
Non-Owner Occ. CRE 14.3%
Owner Occ. CRE 25.1%
C&I 13.9%

**$1.4bn Loans**
**5.02% Yield on Loans**

**Pro Forma (1)**



Consumer & Other 3.2%
C&D 13.1%
Residential RE 14.0%
Multifamily 4.4%
Home Equity 10.4%
Non-Owner Occ. CRE 18.2%
Owner Occ. CRE 21.4%
C&I 15.3%

**$2.8bn Loans**
**5.48% Yield on Loans**

## Strong Core Deposit Base – 12/31/2013

**VantageSouth Bancshares**



Jumbo Time 13.7%
Non-interest Demand 13.2%
Interest Demand 21.0%
MMDA & Other Savings 27.9%
Retail Time 24.2%

**$1.7bn Deposits**
**0.40% Cost of Deposits**

**Yadkin Financial Corporation (1)**



Jumbo Time 15.0%
Non-interest Demand 17.7%
Interest Demand 14.8%
MMDA & Other Savings 30.9%
Retail Time 21.7%

**$1.5bn Deposits**
**0.45% Cost of Deposits**

**Pro Forma (1)**



Jumbo Time 14.3%
Non-interest Demand 15.3%
Interest Demand 18.0%
MMDA & Other Savings 29.3%
Retail Time 23.0%

**$3.2bn Deposits**
**0.43% Cost of Deposits**

Source: Company documents; 12/31/2013 data is preliminary
(1) Does not include purchase accounting adjustments

# Provides benefits to our stakeholders

**Shareholders**

- Pro forma company joins attractive peer group with strong trading multiples
- Increases shareholder liquidity substantially
- Reduces downside risk and increases long-term growth potential
- Diversifies revenue stream and geographic footprint

**Customers**

- Significantly increases ability to serve larger customers
- Convenience of expanded branch network with 78 locations across all major North Carolina markets
- Continuity in customer-facing roles
- Increases ability to invest in technology

**Employees**

- Similar cultures
- Performance-driven objectives
- Representation from both banks in all key functions
- Larger organization provides additional opportunities for career advancement

# Recent developments

- February 19th – Completed VSB TARP repayment
  - Negotiating with US Treasury on warrant repurchase
- March 4th – Integration team kick-off with project management frame-work and executive management and Board oversight
- March 5th – Completion of employee Town Hall meetings to discuss rationale for merger, cultural integration, and executive management structure
- Late Q2 / Early Q3 – Targeted close
- Late Q3 – Targeted system conversion

# Additional information about the merger and where to find it

In connection with the proposed merger, Yadkin Financial Corporation ("Yadkin") will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Yadkin and VantageSouth Bancshares, Inc. (the "Company") and a prospectus of Yadkin, as well as other relevant documents concerning the proposed transaction. Both the Company and Yadkin will mail the joint proxy statement/prospectus to their respective stockholders. SHAREHOLDERS OF YADKIN AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about Yadkin and the Company at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Yadkin's website at www.Yadkinbank.com, or at the Company's website at www.VSB.com.

Yadkin and certain of their respective Directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of Yadkin and the Company's stockholders in connection with the proposed merger. Information about the Directors and executive officers of Yadkin and their ownership of Yadkin common stock is set forth in Yadkin's Annual Report on Form 10-K, as filed with the SEC on February 28, 2014. Information about the Directors and executive officers of the Company and their ownership of the Company common stock is set forth in the proxy statement for the Company's 2013 Annual Meeting of Stockholders, as filed with the SEC on a Schedule 14A on April 23, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.